SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               February 18, 2005 (Date of earliest event reported)

                       Commission file number: 000-29313

                        MOBILE REACH INTERNATIONAL, INC.
                   -------------------------------------------
                  (formerly ASPHALT PAVING INTERNATIONAL, INC.)
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             (Exact name of registrant as specified in its charter)


           DELAWARE                                               20-0121007
 ------------------------------                               -----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              2054 Kildaire Farm Rd
                                    Suite 353
                              Cary, North Carolina                 27511
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip code)

                                 (919) 376.0231
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              (Registrant's telephone number, including area code)


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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.



On February 18th 2005, Michael Le Lai resigned his position as Chairman of the Board of Directors and as a member of the Board of Directors of Mobile Reach International, Inc. (the "Company"). The Company's Chief Executive Officer A. Christopher Johnson was elected as acting Chairman of the Board of Directors.


Simultaneously with the resignation of the company's Chairman, the board of directors elected two additional independent directors to serve on the company's board. Both Richard Rosenblum and David Stefansky are principals of Harborview Advisors, LLC.


The above mentioned independent directors bios are attached as exhibit 99.1


Item 9.01.  Financial Statements and Exhibits.


99.1 Bios of the Company's newly appointed Directors


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Mobile Reach International, Inc.




                                            By:  /s/  A. Christopher Johnson
                                               --------------------------------
                                                      A. Christopher Johnson
                                                      President and
                                                      Chief Executive Officer